UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23674

TAX-FREE HIGH GRADE PORTFOLIO BOND FUND

FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:

Alexandre-Cyril Manz

Alexandre-Cyril Manz

UBS Financial Services Incorporated of Puerto Rico

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: September 30

Date of reporting period: October 1, 2021 through March 31, 2022

Item 1. Report to Stockholders.

(a)        The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

TAX-FREE HIGH GRADE PORTFOLIO

                  BOND FUND FOR

PUERTO RICO RESIDENTS, INC.

                  2022

SEMI-ANNUAL REPORT

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

[This page intentionally left blank]

LETTER TO SHAREHOLDERS

Dear Shareholders:

The Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc. (formerly known as Puerto Rico AAA Portfolio Bond Fund, Inc. and hereinafter referred to as the “Fund”) is pleased to present the Letter to Shareholders for the period from October 1, 2021 to March 31, 2022.

The performance of the Fund during the period was driven by three major events: (1) the beginning of a tightening cycle by the Federal Reserve in March 2022, (2) the invasion of Ukraine by Russia in February 2022, and (3) to a lesser extent, the restructuring of the Puerto Rico debt in March 2022.

At its December 2021 meeting, the Federal Reserve Board (“Fed”) modified its assessment of inflation, removing the word temporary from the assessment and signaling the beginning of a tightening cycle. This guidance was followed up by additional comments on the impact of supply disruptions and the continued increase in employment. At is March 2022 meeting the Fed raised short-term interest rates for the first time since the start of the Covid-19 pandemic in 2020. The market expects six additional 0.25% increases for the remaining of 2022 with the potential for more aggressive hikes.

After weeks of tense negotiations, in February 2022, Russia invaded Ukraine. The initial market reaction was a flight to quality trade with equity markets decreasing and sovereign yields on U.S. Treasuries, German bonds and other developed countries decreasing. Since Russia is a major exporter of oil and natural gas, prices shot up; the price of oil, for example, increased above $100 a barrel. European Countries and the U.S. reacted by placing severe economic sanctions on the Russian Government and many of its closest oligarchs.

As the invasion continued to unfold, markets turned their attention to the potential inflationary pressures of high oil, gas and other commodities prices. Additional supply chain disruptions are possible in other sectors of the world economy. Markets have reversed course, equity markets recovered most of their losses and interest rates increased across the yield curve. However, risks remain elevated and volatility is high.

The effect of these events was a sharp flattening of the yield curve. The yield of the two-year note increased 2.00% from 0.28% to 2.28%. The yield of the ten-year note increased 0.80%, from 1.52% at the beginning of the period to 2.32% at the end of the period. Thus, the yield curve flattened 1.20% during the period.

In Puerto Rico, the Tittle III Federal Court re-structuring plan for most of the Commonwealth’s remaining debt became effective on March 15, 2022. This plan included the General Obligations and Public Building Authority debt, the Highway

1

and Transportation Authority, Pension Obligation Bonds and several other smaller agencies. The Electric and Power Authority is the last remaining agency; the Commonwealth rejected the proposed re-structuring and the court mandated mediation. Please refer to the Management Discussion section for details on the impact on the Fund of the re-structuring of the Puerto Rico bond holdings.

The combination of higher inflation, a flatter yield curve, the start of a monetary tightening cycle, and the continued elevated geopolitical risks present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to looking for investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders

Sincerely,

Leslie Highley, Jr.

Managing Director for the

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

2

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANIES ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”)., as of May 14, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table shows performance for the period from October 1, 2021 to March 31, 2022:

Six-Month Period
Based on market price	(18.35)%
Based on net asset value (“NAV”)	(10.24)%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, NAV and market prices for the period from October 1, 2021 to March 31, 2022:

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

3

Dividend yield-based on market at period-end		2.51%
Dividend yield based on NAV at period-end		1.60%

NAV as of March 31, 2022	$7.66
Market Price as of March 31, 2022	$4.86
Premium (discount) to NAV	(36.6%)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. The majority of the approximately $4.4 million paid in monthly dividends by the Fund during the period were from current net investment income. Approximately $170,000 was paid from accumulated income from prior periods. In prior years, the Fund disclosed the yield based on the initial $10 offering price of December 20021. With this report, the Fund is transitioning to disclosures using current values, to align with industry practice. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 9 to the Financial Statements for a reconciliation of book and tax income.

The Fund’s investment portfolio is comprised of various security classes. The Investment Adviser considers numerous characteristics of each asset class, in an effort to meet the Fund’s investment objective. A large number of the securities in which the Fund has invested have call dates. The Fund also owns a large number of mortgage backed securities (“MBS”). MBS are subject to prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The final maturities of the portfolio are included in the Schedule of Investments that forms part of the accompanying financial statements.

Figure 1 below reflects the breakdown of the investment portfolio as of March 31, 2022. For details of the security categories below, please refer to the enclosed Schedule of Investments.

1 For comparison purposes, the dividend yield based on the $10 offering price is 1.22%.

4

The largest Puerto Rico municipal bond holdings in the portfolio, representing 13.55% of the portfolio are the newly-issued Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amount to $420 million for fiscal year 2019, and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041. The bonds debt service reserve was fully funded during October 2021. During the period, the valuation of the bonds decreased as a result of the increase in yields of fixed income securities.

The most recent Plan of Adjustment (the “Plan of Adjustment”), which restructured most of the debt of the Commonwealth of Puerto Rico (the “Commonwealth”) remaining in the Title Ill process of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) and which included Pension Obligation Bonds issued by the Employees Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS,” and the “ERS Bonds”) and are a substantial Fund holding, was approved by the U.S. Federal District Court on January 18, 2022. The Plan of Adjustment was subsequently declared effective and consummated on March 15, 2022. The Plan of Adjustment incorporated the stipulation executed on April 2, 2021 between the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”) and certain holders of ERS Bonds (the “ERS Stipulation”), which resolved the claims of the ERS bondholders and stayed all pending litigation pertaining to the ERS Bonds.

Under the ERS Stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a trust holding a private equity portfolio owned by ERS (the “ERS Trust”). The Commonwealth has the option to purchase assets of the ERS Trust for $70.75 million and if it fails to do so, the holders of ERS Bonds will have the option to purchase these assets. If neither option is exercised by April 10, 2023, the Commonwealth will be required to purchase the assets of the ERS Trust for

5

$70.75 million, which amount will then be distributed to the holders of allowed claims on the ERS Bonds. In addition, the holders of ERS Bonds who were parties to the ERS Stipulation (which includes the Fund) also received their pro rata share of $75 million in consummation costs in connection with the negotiation and execution of the ERS Stipulation. The Fund recognized its pro-rata share of the Private Equity Portfolio as a Plan of Adjustment receivable amounting to $295,246. The Fund did not own any other bonds re-structured in the plan.

The second largest holding of Puerto Rico securities are the U.S. Agency Mortgage-Backed Securities (“MBS”), consisting of GNMA, FNMA and FHLMC. The balance of this portfolio decreased to approximately 10.56% of the portfolio due to a combination of repayments of the underlying mortgages and a decrease in the valuation.

The U.S. portfolio is composed of U.S. agencies and U.S. municipal bonds. The U.S. Agencies represent 40.24% of the portfolio, the U.S. municipal bonds 35.65%. Both the U.S. Agencies and U.S. municipal bonds decreased in value based on the increase in yields during the period. The U.S. municipal portfolio consists of AAA rated or insured bonds from several issuers.

The NAV of the Fund decreased $1.00 during the period from $8.66 at the beginning of the period to $7.66 at end of the period. As discussed above, most of the portfolio decreased in value based on the increase in yields of fixed income securities. At period-end the Fund indicated market value was a 36.6% discount to its NAV, an increase from a discount of 30.3% in September 2021.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the portfolio using various metrics as of the end of the period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Sales and Use Tax	13.55%
U.S. Agencies	40.24%
General Obligations	2.75%
Revenue Bonds	28.61%
Transportation Bond	2.26%
Utilities Bonds	2.03%
Mortgage-Backed Securities	10.56%

Total	100.00%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	24.11%
U.S.	75.89%

Total	100.00%

The following table shows the ratings of the Fund’s portfolio as of March 31, 2022. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

6

Rating (% of Total Portfolio)	Percent
AAA	70.88%
AA	15.57%
Not Rated	13.55%

Total	100.00%

The Not-Rated category is comprised of 13.55% of the newly-issued COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of March 31, 2022, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

7

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations (“TSO”) in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate variable and based of short-term rates. The TSOs are rated F-1 in accordance with Fitch Ratings published rating guidelines. As stated above, the TSO program was discontinued in May 2021 pending registration to the 1940 Act.

As of March 31, 2022, the Fund had the following leverage outstanding:

Repurchase Agreements	$29,400,000

Leverage Ratio	9.59%

Refer to the Schedule of Investments for a detail of the pledged securities and to Notes 5 to the Financial Statements for further details on outstanding leverage during the year.

8

FUND REPURCHASE PROGRAM

REPURCHASE PROGRAM

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 50% of the aggregate number of shares of common stock issued by the Fund. The Fund’s Share Repurchase Program is implemented on a discretionary basis, under the direction of the Investment Adviser. Upon registration under the 1940 Act, any repurchases of Shares by the Fund must now be conducted in accordance therewith and rules and regulations issued thereunder. Prior to May 14, 2021, repurchases of Shares by the Fund were conducted in accordance with the terms and conditions contained in Article 10 of Regulation No. 8469 issued by the Office of the Commissioner of Financial Institutions and procedures adopted by the Fund’s Board of Directors to address potential conflicts of interest with affiliated broker-dealer UBS Financial Services Incorporated of Puerto Rico.

During the period, the Shares continued to experience a period of limited liquidity and/or trading at a discount to their net asset value. Although the holders of the Shares do not have the right to redeem their Shares inasmuch as the Fund is closed-ended, the Fund may, at its sole discretion and in accordance with the 1940 Act and the rules and regulations issued thereunder, effect repurchases of Shares in the open market, in an attempt to increase the liquidity of the Shares as well as reduce any market discount from their corresponding net asset value. There is no assurance that, if such action is undertaken, it will result in the improvement of the Shares’ liquidity or reducing any such market discount. Moreover, while such undertaking may have a favorable effect on the market price of the Shares, the repurchase of the Shares by the Fund will decrease the Fund’s total assets and therefore, have the effect of increasing the Fund’s expense ratio.

The Fund’s repurchase activity for each fiscal year is disclosed in Note 3 to the Financial Statements, as well as the quarterly reports to shareholders. The undertaking of a repurchase program does not obligate the Fund to purchase specific amounts of Shares.

There were no repurchases during the period from October 1, 2021 to March 31, 2022. The total shares repurchased as of March 31, 2022, amounts to 22,007,263 and represents 37.99% of the issued shares of the Fund’s common stock since inception.

9

GLOSSARY OF FUND TERMS

Bond - security issued by a government or corporation that obligates the issuer to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Closed-end fund - a fund that issues a fixed amount of common stock.

Coupon- the interest rate that a bond promises to pay over its life, expressed as a percent over its face value.

Dividend - a per-share distribution of the income earned from a fund’s portfolio holdings. When a dividend distribution is made, a fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Expense ratio- the percentage of a fund’s average net assets attributable to common shareholders used to pay fund operating expenses. The expense ratio takes into account, investment management fees, administration fees as well as other operating expenses such as legal, audit, insurance and shareholder communications.

Interest Rate Swap – an agreement to exchange one interest rate stream for another. No principal changes hands.

Maturity- the date on which the face value of a bond must be repaid. For a portfolio it is represented in years and measures the average length to maturity of all the bonds in the portfolio. This measure does not take into account embedded options in the bonds comprising the portfolio.

Net Asset Value (NAV) Per Share – the NAV per share is determined by subtracting the fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares of Common Stock outstanding.

Notional amount - refers to the specified dollar amount of the swap in which the exchange of interest payment is based.

Premium/Discount- the difference between the bid price of the shares of a fund and their NAV. In a case of a premium, the bid price is above the NAV. In the case of a discount, the bid price is below the NAV. These amounts can be expressed as numerical values or percentages. The higher the percentage, the larger the difference (positive or negative) between the market price and the NAV of a fund.

Total Investment Return - the change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio – the turnover ratio represents the fund’s level of trading activity. The Fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the Fund’s average monthly assets.

Undistributed income- the net income of a fund that has not been distributed to common shareholders as of the latest available audited financial statements. In the case of the target maturity type-funds, it also includes the amounts to be distributed after the target date to return the initial (i.e. $10) investment.

TAX-FREE HIGH GRADE PORTFOLIO BOND FUND FOR PUERTO RICO RESIDENTS, INC.

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the period from October 1, 2021 to March 31, 2022 (Unaudited)	For the fiscal year ended September 30, 2021

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$8.66	$8.87

Operating		Net investment income (a)	0.12	0.24
Performance:		Net realized loss and unrealized appreciation (depreciation) from investments (a)	(1.00)	(0.21)

		Total from investment operations	(0.88)	0.03

		Less: Dividends from net investment income to common shareholders	(0.12)	(0.24)
		Discount on repurchase of common stock	-	0.00*

		Net asset value applicable to common stock, end of period	$7.66	$8.66

		Market value, end of period (b)	$4.86	$6.04

Total Investment	(b) (f)	Based on market value per share	(18.35)%	6.36%
Return:	(f)	Based on net asset value per share	(10.24)%	1.09%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	0.84%	0.82%
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	1.29%	1.27%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	1.27%	1.24%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.02%	0.03%
	(c) (e)	Net investment income to average net assets applicable to common shareholders - net of waived fees	2.84%	2.74%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$275,598	$311,475

	(g)	Portfolio turnover	0.00%	0.00%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	0.00%	0.00%

	*	Discount on repurchase of common stock represents an amount that rounds to zero. Refer to Note 3.

	(a)	Based on average outstanding common shares of 35,950,619 and 35,962,906 for the fiscal year ended September 30, 2021 and for the period from October 1, 2021 to March 31, 2022, respectively.

	(b)	Period end market values provided by UBS Financial Services, Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

	(c)	Based on average net assets applicable to common shareholders of $314,394,625 and $299,240,476 for the fiscal year ended September 30, 2021 and for the period from October 1, 2021 to March 31, 2022, respectively. Ratios for the period from October 1, 2021 to March 31, 2022 were annualized using a 365 day base.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)	The effect of the expenses waived for the fiscal year ended September 30, 2021 and for the period from October 1, 2021 to March 31, 2022 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.45% and 0.45%, respectively.

	(f)	Dividends are assumed to be reinvested at the per share net asset/market value as defined in the dividend reinvestment plan. Investment return is not annualized for the period from October 1, 2021 to March 31, 2022.

	(g)	Portfolio turnover is not annualized for the period from October 1, 2021 to March 31, 2022.

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO BOND FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS			March 31, 2022 (Unaudited)

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies Bonds and Notes - 10.24% of net assets applicable to common shareholders, total cost of $26,784,483
$615,000	F	Puerto Rico Sales Tax	4.55%	07/01/40	$644,163
4,518,000	F	Puerto Rico Sales Tax	4.75%	07/01/53	4,740,173
11,425,000	F	Puerto Rico Sales Tax	5.00%	07/01/58	12,147,060
6,255,000	F	Puerto Rico Sales Tax	4.33%	07/01/40	6,470,635
187,000	F	Puerto Rico Sales Tax	4.54%	07/01/53	193,992
1,376,000	F	Puerto Rico Sales Tax	4.55%	07/01/40	1,399,572
2,508,000	F	Puerto Rico Sales Tax	4.78%	07/01/58	2,636,723

$26,884,000					$28,232,318

Puerto Rico Agencies Zero Coupons Bonds - 4.48% of net assets applicable to common shareholders, total cost of $11,168,178
$550,000	F	Puerto Rico Sales Tax	0.00%	07/01/24	$515,572
1,173,000	F	Puerto Rico Sales Tax	0.00%	07/01/27	1,003,772
1,144,000	F	Puerto Rico Sales Tax	0.00%	07/01/29	911,982
1,477,000	F	Puerto Rico Sales Tax	0.00%	07/01/31	1,093,246
1,662,000	F	Puerto Rico Sales Tax	0.00%	07/01/33	1,133,953
15,809,000	F	Puerto Rico Sales Tax	0.00%	07/01/46	4,831,151
12,879,000	F	Puerto Rico Sales Tax	0.00%	07/01/51	2,851,166

$34,694,000					$12,340,842

Principal Outstanding Amount
Puerto Rico GNMA Exempt - 2.29% of net assets applicable to common shareholders, total cost of $5,932,335
$40,369		GNMA Pool 407869	6.50%	10/15/25	$42,405
93,396		GNMA Pool 420133	6.50%	06/15/26	98,106
93,863		GNMA Pool 437632	6.50%	02/15/27	98,597
105,392		GNMA Pool 437641	6.50%	02/15/27	110,707
71,009		GNMA Pool 444370	6.50%	05/15/26	74,590
49,202		GNMA Pool 445510	6.50%	04/15/27	51,684
61,933		GNMA Pool 445512	6.50%	12/15/27	65,057
63,364		GNMA Pool 449303	6.50%	01/15/27	66,560
89,944		GNMA Pool 449308	6.50%	05/15/27	94,480
86,337		GNMA Pool 449357	6.50%	12/15/27	90,691
89,443		GNMA Pool 449358	6.50%	12/15/27	93,954
90,589		GNMA Pool 451945	6.50%	08/15/27	95,158
94,183		GNMA Pool 476750	6.50%	08/15/28	98,933
111,107		GNMA Pool 494894	6.50%	11/15/28	116,711
180,660		GNMA Pool 495007	6.50%	01/15/29	189,772
56,902		GNMA Pool 495081	6.50%	10/15/29	59,772
92,740		GNMA Pool 495038	6.50%	05/15/29	98,408
78,237		GNMA Pool 495070	6.50%	07/15/29	83,004
70,149		GNMA Pool 495078	6.50%	09/15/29	74,379
133,220		GNMA Pool 508608	6.50%	12/15/29	141,350
72,973		GNMA Pool 508625	6.50%	10/15/28	77,371
33,277		GNMA Pool 514658	6.50%	10/15/29	35,087
69,625		GNMA Pool 528298	6.50%	01/15/30	73,295
60,763		GNMA Pool 528300	6.50%	01/15/30	64,335
97,313		GNMA Pool 528301	6.50%	12/15/29	103,610
92,628		GNMA Pool 528302	6.50%	01/15/30	98,534
119,742		GNMA Pool 528381	6.50%	04/15/30	127,146
107,698		GNMA Pool 528386	6.50%	04/15/30	114,773
93,625		GNMA Pool 528389	6.50%	05/15/30	99,630
145,179		GNMA Pool 528390	6.50%	04/15/30	156,309
97,933		GNMA Pool 528399	6.50%	05/15/30	104,157
110,729		GNMA Pool 528412	6.50%	06/15/30	117,277
104,730		GNMA Pool 528413	6.50%	06/15/30	111,591
141,676		GNMA Pool 528505	6.50%	10/15/30	150,604
104,639		GNMA Pool 530752	6.50%	11/15/32	111,546
249,652		GNMA Pool 553970	6.50%	10/15/31	267,220
414,061		GNMA Pool 553975	6.50%	08/15/31	445,165
270,738		GNMA Pool 553981	6.50%	11/15/31	289,705
145,760		GNMA Pool 553982	6.50%	11/15/31	155,267
428,510		GNMA Pool 553996	6.50%	10/15/31	460,985
78,770		GNMA Pool 554037	6.50%	12/15/31	83,596
294,178		GNMA Pool 554064	6.50%	10/15/31	314,716
264,063		GNMA Pool 554080	6.50%	11/15/31	287,064
277,697		GNMA Pool 568321	6.50%	04/15/32	297,353
304,337		GNMA Pool 607296	6.50%	04/15/33	325,770

$5,932,335	B				$6,316,424

Puerto Rico GNMA Taxable - 1.27% of net assets applicable to common shareholders, total cost of $3,282,715
$213,284		GNMA Pool 572093	5.50%	02/15/34	$228,807
274,006		GNMA Pool 572120	6.00%	07/15/34	296,411
212,899		GNMA Pool 572127	6.00%	08/15/34	228,474
227,307		GNMA Pool 572153	6.00%	01/15/35	243,926
173,697		GNMA Pool 572155	6.00%	02/15/35	185,591
79,582		GNMA Pool 622038	6.00%	09/15/33	84,972
111,571		GNMA Pool 622047	6.00%	11/15/33	119,253

The accompanying notes are an integral part of these financial statements.

PUERTO RICO AAA PORTFOLIO BOND FUND, INC.

SCHEDULE OF INVESTMENTS	March 31, 2022 (Unaudited)

Principal Outstanding Amount		Issuer	Coupon	Maturity Date	Value

Puerto Rico GNMA Taxable - 1.27% of net assets applicable to common shareholders, total cost of $3,282,715					(continued)
$78,095		GNMA Pool 622048	6.50%	11/15/33	$83,437
235,388		GNMA Pool 622052	6.00%	01/15/34	252,605
45,115		GNMA Pool 622054	5.50%	01/15/34	48,185
66,922		GNMA Pool 593758	6.00%	10/15/33	71,456
54,042		GNMA Pool 593794	6.50%	01/15/34	57,738
69,187		GNMA Pool 593802	6.00%	01/15/34	73,861
155,296		GNMA Pool 631034	5.50%	11/15/34	165,951
134,207		GNMA Pool 590175	5.50%	08/15/33	143,436
27,813		GNMA Pool 593727	6.00%	08/15/33	29,698
191,893		GNMA Pool 593729	6.00%	07/15/33	205,143
95,829		GNMA Pool 607404	6.50%	09/15/33	102,384
196,548		GNMA Pool 593764	6.00%	12/15/33	210,128
95,802		GNMA Pool 607410	6.00%	10/15/33	102,292
84,820		GNMA Pool 607412	6.50%	10/15/33	90,621
62,634		GNMA Pool 607427	6.00%	11/15/33	66,875
26,392		GNMA Pool 607433	6.00%	11/15/33	28,181
154,471		GNMA Pool 607442	6.00%	12/15/33	165,099
161,884		GNMA Pool 607444	6.50%	11/15/33	172,957
54,031		GNMA Pool 607445	6.50%	12/15/33	57,727

$3,282,715	B				$3,515,208

Puerto Rico FNMA Taxable - 7.34% of net assets applicable to common shareholders, total cost of $18,527,363
$932,848		FNMA Pool 835565	6.00%	10/01/35	$1,041,959
365,216		FNMA Pool 695396	6.00%	12/01/33	394,174
250,199		FNMA Pool 695419	6.00%	10/01/33	269,382
406,385		FNMA Pool 695423	6.00%	11/01/33	443,524
105,639		FNMA Pool 695424	6.50%	11/01/33	114,202
126,391		FNMA Pool 695428	6.00%	11/01/33	135,056
84,453		FNMA Pool 695429	6.50%	11/01/33	91,181
427,582		FNMA Pool 695430	6.00%	12/01/33	461,978
211,344		FNMA Pool 758511	6.50%	12/01/33	226,878
142,132		FNMA Pool 758561	6.50%	08/01/34	152,579
381,018		FNMA Pool 758583	6.00%	12/01/34	410,184
67,630		FNMA Pool 801556	5.50%	12/01/34	72,535
146,473		FNMA Pool 801557	5.50%	01/01/35	159,637
1,318,050		FNMA Pool 823332	5.50%	07/01/35	1,448,247
484,371		FNMA Pool 823346	5.50%	07/01/35	525,016
1,298,828		FNMA Pool 909119	6.00%	11/01/37	1,450,893
134,351		FNMA Pool 633637	6.50%	02/01/32	148,203
67,471		FNMA Pool 654709	6.00%	03/01/33	72,033
510,838		FNMA Pool 682079	6.00%	11/01/32	565,473
41,823		FNMA Pool 695400	6.50%	07/01/33	45,094
260,292		FNMA Pool 695401	6.00%	07/01/33	280,865
598,714		FNMA Pool 695409	5.50%	08/01/33	651,445
210,972		FNMA Pool 695410	6.00%	08/01/33	225,562
193,898		FNMA Pool 695414	6.50%	09/01/33	208,150
434,215		FNMA Pool 695415	6.00%	09/01/33	472,003
150,469		FNMA Pool 695417	6.00%	09/01/33	160,728
83,707		FNMA Pool 695431	6.00%	12/01/33	89,362
360,208		FNMA Pool 732871	5.50%	10/01/33	387,211
202,083		FNMA Pool 746980	5.50%	11/01/33	215,565
340,110		FNMA Pool 747021	5.50%	02/01/34	368,628
263,105		FNMA Pool 758565	6.00%	09/01/34	285,337
333,652		FNMA Pool 758631	6.00%	06/01/34	360,015
365,438		FNMA Pool 758632	6.00%	06/01/34	396,536
280,375		FNMA Pool 758639	6.00%	07/01/34	302,815
383,393		FNMA Pool 758642	6.00%	07/01/34	416,078
255,309		FNMA Pool 758660	6.00%	08/01/34	275,325
112,784		FNMA Pool 758667	6.00%	09/01/34	120,478
275,962		FNMA Pool 758694	6.00%	10/01/34	298,139
913,609		FNMA Pool 747026	5.50%	02/01/34	1,003,798
666,962		FNMA Pool 747030	5.50%	02/01/34	730,451
259,652		FNMA Pool 747042	5.50%	03/01/34	278,476
265,102		FNMA Pool 758591	5.50%	01/01/35	290,370
224,938		FNMA Pool 801573	5.50%	01/01/35	247,147
91,112		FNMA Pool 801581	5.50%	02/01/35	96,880
1,226,792		FNMA Pool 811769	5.50%	06/01/35	1,348,175
973,354		FNMA Pool 811723	5.50%	05/01/35	1,062,707
619,775		FNMA Pool 811768	5.50%	06/01/35	678,749
683,651		FNMA Pool 811760	5.50%	06/01/35	742,278

$18,532,675	C				$20,221,501

The accompanying notes are an integral part of these financial statements.

PUERTO RICO AAA PORTFOLIO BOND FUND, INC.

SCHEDULE OF INVESTMENTS	March 31, 2022 (Unaudited)

Principal Outstanding Amount		Issuer	Coupon	Maturity Date	Value

Puerto Rico Freddie Mac Taxable - 0.57% of net assets applicable to common shareholders, total cost of $1,463,312
$ 46,243		FHLMC Pool A65267	6.50%	08/01/37	$47,203
107,849		FHLMC Pool A15022	6.00%	10/01/33	115,332
122,448		FHLMC Pool A15962	6.00%	11/01/33	130,972
46,622		FHLMC Pool A19230	6.00%	06/01/34	49,816
190,647		FHLMC Pool A22037	5.50%	04/01/34	203,205
31,213		FHLMC Pool A22762	5.50%	11/01/34	33,149
379,687		FHLMC Pool A34667	5.50%	02/01/35	417,487
153,448		FHLMC Pool A36944	5.50%	08/01/35	163,361
292,575		FHLMC Pool A12792	5.50%	08/01/33	312,675
44,701		FHLMC Pool A44318	5.50%	03/01/36	47,570
49,553		FHLMC Pool A43753	6.00%	03/01/36	52,950
1,464,986	D				$1,573,720

Face Amount

US Government, Agency and Instrumentalities - 43.72% of net assets applicable to common shareholders, total cost of $ 134,367,181
$ 20,000,000	A	Federal Farm Credit	2.09%	06/18/40	$16,845,480
18,000,000		Federal Farm Credit	3.10%	06/16/42	17,410,680
4,000,000		Federal Farm Credit	2.95%	12/28/37	3,964,756
5,000,000		Federal Farm Credit	2.80%	09/01/44	4,556,750
12,000,000		Federal Farm Credit	2.13%	05/21/40	10,168,872
30,000,000		Federal Home Loan Bank	2.49%	03/26/40	26,682,030
30,000,000	A	Federal Home Loan Bank	2.47%	04/30/40	26,593,380
7,000,000		Federal Home Loan Bank	2.17%	06/08/40	5,963,769
5,215,000		Federal Home Loan Bank	2.07%	06/29/40	4,378,285
3,000,000		Federal Home Loan Bank	5.50%	07/15/36	3,916,377
$ 134,215,000					$120,480,379

US Municipals - 38.73% of net assets applicable to common shareholders, total cost of $110,203,251
$ 2,430,000	E	North Texas Municipal Water District	2.13%	06/01/39	$1,994,802
2,480,000	E	North Texas Municipal Water District	2.13%	06/01/40	2,016,875
2,500,000	E	North Texas Municipal Water District	2.25%	06/01/42	2,036,620
16,395,000	E	Dormitory Authority of the State of New York	5.60%	03/15/40	19,990,424
6,700,000	E	Dormitory Authority of the State of New York	5.29%	03/15/33	7,474,071
15,900,000	E	Dormitory Authority of the State of New York	5.39%	03/15/40	19,167,164
5,000,000	E	New York City Transitional Finance Authority	3.80%	08/01/29	5,090,990
14,525,000	E	New York City Transitional Finance Authority	2.25%	08/01/37	11,404,318
7,295,000	E	New York City Transitional Finance Authority	2.30%	08/01/38	5,664,400
9,495,000		City of Portland General Obligation	2.45%	06/15/39	8,240,483
3,050,000	E	San Diego County Regional Transportation Commission	3.25%	04/01/48	2,889,454
4,000,000		Texas Transportation Commission General Obligation	3.21%	4/1/2044	3,888,944
19,375,000	E	Univesity of Michigan	2.44%	04/01/40	16,874,210
$ 109,145,000					$106,732,755

Total investments (108.64% of net assets applicable to common shareholders)					$299,413,147
Other Assets and Liabilities, net (-8.64% of net assets applicable to common shareholders)					(23,814,805)
Net assets applicable to common shareholders - 100%					$275,598,342

Securities sold under repurchase agreements - 10.67% of net assets applicable to common shareholders
$ 29,400,000		Repurchase Agreements with Goldman Sachs			$29,400,000
		0.39% dated March 8, 2022 due April 5, 2022 (Collateralized by US Government,
		Agency and Instrumentailties with a fair value of $30,589,074; 2.09% - 2.47%,
		with maturity dates from April 30, 2040 to June 18, 2040)

A	A portion or all of the security has been pledged as collateral for securities sold under repurchase agreements.

B

GNMA - represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

C

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

D

FHLMC - represents mortgage-backed obligations guaranteed by the Federal Home Loans Mortgage Corporation. They are subject to principal paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

E	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus.

F

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

STATEMENT OF ASSETS AND LIABILITIES		March 31, 2022 (Unaudited)

Assets:	Investments in securities:
	Securities pledged as collateral on repurchase agreements at value,
	which has the right to be repledged (identified cost - $35,255,000)		$30,589,074
	Other securities, at value (identified cost - $276,473,818)		268,824,073

			$299,413,147

	Cash		4,470,482
	Interest receivable		1,989,861
	Plan of adjustment receivable		295,246
	Prepaid expenses and other assets		254,649

	Total assets		306,423,385

Liabilities:	Securities sold under repurchase agreements		29,400,000
	Dividends payable to common shareholders		734,304
	Directors fees payable		6,087
	Payables:
	Interest and leverage expenses	7,644
	Investment advisory fees	107,398
	Administration, custody, and transfer agent fees	34,037	149,079

	Accrued expenses and other liabilities		535,573

	Total liabilities		30,825,043

Net Assets Applicable to Common Shareholders:			$275,598,342

Net Assets Applicable to Common Shareholders
consist of:	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 35,965,932 issued and outstanding)		$378,365,865
	Total Distributable Earnings (Accumulated Loss) (Note 1 and 10)		(102,767,523)

	Net assets applicable to common shareholders		$275,598,342

	Net asset value applicable to common shares - per share; 35,965,932 shares outstanding		$7.66

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

STATEMENT OF OPERATIONS
		For the period from October 1, 2021 to March 31, 2022 (Unaudited)

Investment Income:	Interest	$5,496,319

Expenses:	Interest and leverage related expenses	36,700

	Investment advisory fees	1,252,344

	Administration, custody, and transfer agent fees	289,082

	Professional fees	112,356

	Directors’ fees and expenses	16,002

	Insurance expense	149,352

	Other	70,476

	Total expenses	1,926,312

	Waived investment advisory, administration, custodian and transfer agent fees	(667,948)

	Net expenses after waived fees by investment adviser, administration, custodian and transfer agent	1,258,364

Net Investment Income:		4,237,955

Realized Loss and	Net realized loss on investments	(2,268,133)
Unrealized Appreciation	Change in net unrealized appreciation (depreciation) on investments	(33,518,625)

(Depreciation) on Investments:	Total net realized and unrealized loss on investments	(35,786,758)

	Net decrease in net assets resulting from operations	$(31,548,803)

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

		For the period from October 1, 2021 to March 31, 2022 (Unaudited)	For the fiscal year ended September 30, 2021
Increase (Decrease) in Net Assets:

	Net investment income	$4,237,955	$8,599,618
	Net realized loss on investments	(2,268,133)	(3,052)
	Change in net unrealized net appreciation (depreciation)
	on investments	(33,518,625)	(7,363,655)

	Net (decrease) increase in net assets resulting from operations	(31,548,803)	1,232,911

Dividends to Common
Shareholders From:	Net investment income	(4,405,355)	(8,807,985)

Capital Share	Reinvestment of dividends on common shares	77,833	152,631
Transactions:	Repurchase of common shares	-	(82,813)

		77,833	69,818

Net Assets:	Net decrease in net assets applicable to common shareholders	(35,876,325)	(7,505,256)
	Net assets at the beginning of the period/year	311,474,667	318,979,923

	Net assets at the end of the period/year	$275,598,342	$311,474,667

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

STATEMENT OF CASH FLOWS
Increase (Decrease) in Cash		For the period from October 1, 2021 to March 31, 2022 (Unaudited)

Cash Provided by	Net decrease in net assets from operations	$ (31,548,803)

Operations:	Adjusted by:

	Legal expenses related to Puerto Rico bond restructurings	(3,181)

	Proceeds from restructuring of POB Bonds	2,293,758

	Paydowns of portfolio securities	2,724,357

	Net realized loss on investments	2,268,133

	Change in net unrealized (appreciation) depreciation on investments	33,518,625

	Amortization and accretion of premiums and discounts on investments	(301,136)

	Decrease in interest receivable	15,320

	Increase in plan of adjustment receivable	(295,246)

	Increase in prepaid expenses and other assets	(150,569)

	Increase in interest payable	4,403

	Increase in directors fee payable	47

	Decrease in investment advisory fees payable	(46,744)

	Decrease in administration, custody, and transfer agent fees payable	(16,479)

	Increase in accrued expenses and other liabilities	110,661

	Total cash provided by operations	8,573,146

Cash Used in	Securities sold under repurchase agreements proceeds	179,299,000

Financing Activities:	Securities sold under repurchase agreements repayments	(181,099,000)

	Dividends to common shareholders paid in cash	(4,327,336)

	Total cash used in financing activities	(6,127,336)

Cash:	Net increase in cash for the period	2,445,810

	Cash at the beginning of the period	2,024,672

	Cash at the end of the period	$ 4,470,482

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$ 32,297

	Non-cash activities-dividends reinvested by common shareholders	$ 77,833

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc. (formerly known as Puerto Rico AAA Portfolio Bond Fund, Inc. and hereinafter referred to as the “Fund”) is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated and commenced operations on December 26, 2002. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objective is to provide current income, consistent with the preservation of capital.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

The Fund is considered an investment company under the generally accepted accounting principles in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value Per Share

The Net Asset Value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (“NYSE”) or, if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The net asset value per share is computed by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At March 31, 2022, no security’s fair value was determined by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

•

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 - Significant inputs other than quoted prices that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

•

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies Bonds and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves (including, but not limited to, Treasury benchmarks, and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state, and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the portfolio by inputs used as of March 31, 2022, in valuing the Fund’s investments carried at fair value:

	Investments in Securities
	Level 1	Level 2	Level 3	Balance 3/31/2022

Puerto Rico Agencies Bonds and Notes	$-	$40,573,160	$-	$40,573,160
Puerto Rico GNMA Exempt	-	6,316,424	-	6,316,424
Puerto Rico GNMA Taxable	-	3,515,208	-	3,515,208
Puerto Rico FNMA Taxable	-	20,221,501	-	20,221,501
Puerto Rico FHLMC Taxable	-	1,573,720	-	1,573,720
US Government, Agency and Instrumentalities	-	120,480,379	-	120,480,379
US Municipals	-	106,732,755	-	106,732,755

	$-	$299,413,147	$-	$299,413,147

There were no Level 3 securities during the period from October 1, 2021 to March 31, 2022.

There were no transfers into or out of Level 3 during the period from October 1, 2021 to March 31, 2022.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% in the case of dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

Income Taxes (“Accounting Standards Codification 740”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (prior four (4) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period from October 1, 2021 to March 31, 2022, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations. Cash, as presented on the Statement of Assets and Liabilities, does not include short-term investments.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods, in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board of Directors, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs of funds or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy, and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s net asset value, not complying with eligible collateral requirements or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments during the period from October 1, 2021 to March 31, 2022.

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so.

Short-Term and Medium-Term Notes

The Fund has a short-term and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short-term and medium-term notes may be issued from time to time, in denominations of $1,000 or as may otherwise be specified in a supplement to the Offering Circular. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, pending the

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception. There were no short-term and medium-term notes outstanding as of March 31, 2022.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the period from October 1, 2021 to March 31, 2022, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 9 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the period from October 1, 2021 to March 31, 2022, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions With Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board of Directors, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets. For the period from October 1, 2021 to March 31, 2022, investment advisory fees amounted to $1,252,344 equivalent to 0.38% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $584,427, for a net fee of $667,917, which represents an effective rate of 0.20%. The investment advisory fees payable amounted to $107,398 as of March 31, 2022.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements. UBSTC has engaged JP Morgan to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration and Transfer Agency, Registrar, and Shareholder Servicing Agreement will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expenses reimbursements. For the period from October 1, 2021 to March 31, 2022, the administrative, custody, and transfer agency services fee amounted to $289,082. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $83,521, for a net fee of $205,661, which is equivalent to 0.06% of the Fund’s average weekly gross assets. The administrative, custody, and transfer agent fees payable amounted to $34,037 as of March 31, 2022.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

Certain Fund officers and directors are also officers and directors of UBSTC. The six (6) independent directors of the Fund’s Board of Directors are paid based upon an agreed fee of $1,000 per quarterly Board meeting, plus expenses, and $500 per quarterly Audit Committee meeting, plus expenses. For the period from October 1, 2021 to March 31, 2022, the independent directors of the Fund were paid an aggregate compensation and expenses of $16,002. The directors fees payable amounted to $6,087 as of March 31, 2022.

Prior to May 14, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and UBS Financial Services, Inc. (“UBSFS”), or its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

Fund affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

The total amount (in thousands) of other affiliated and unaffiliated purchases and sales of investment securities, originations of securities sold under repurchase agreements and short-term notes, listed by counterparty, during the year were as follows:

	Purchases	%	Sales	%	Securities Sold Under Repurchase Agreements	%

Affiliates	$-	-	$-	-	$-	-
Unaffiliated	-	-	-	-	179,299	100%

	$-	-	$-	-	$179,299	100%

There were no interest expenses from securities sold under repurchase agreements with UBSFS during the period from October 1, 2021 to March 31, 2022.

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

Capital share transactions for the period from October 1, 2021 to March 31, 2022 and for the fiscal year ended September 30, 2021 were as follows:

Common Shares	March 31, 2022	September 30, 2021

Proceeds from the reinvestment of dividends	$77,833	$152,631
Repurchase of shares	-	(82,813)

	$77,833	$69,818

Transactions in common shares during the period from October 1, 2021 to March 31, 2022 and for the fiscal year ended September 30, 2021 were as follows:

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

Common shares	March 31, 2022	September 30, 2021

Common shares - beginning of period	35,956,803	35,948,755
Shares repurchased	-	(14,764)
Shares issued due to the reinvestment of dividends	9,129	22,812

Common shares - end of period	35,965,932	35,956,803

The Fund’s Board of Directors authorized the repurchase of the Fund’s shares of common stock in the open market when such shares are trading at or below NAV of the shares, up to 50% of the aggregate number of shares of common stock issued by the Fund. As of March 31, 2022, the total shares repurchased represent 37.99% and the total shares available to be repurchased represent 12.01% of the issued shares of the Fund’s common stock since inception These repurchases were executed prior to registration under the 1940 Act. All repurchases conducted after the 1940 Act registration, must be conducted in accordance with the provisions of the 1940 Act.

There were no shares repurchased during the period from October 1, 2021 to March 31, 2022. The Fund repurchased a total of 14,764 common shares during the fiscal year ended September 30, 2021 as follows:

2021:

	Shares Repurchased	Net Asset Value	Cost
Affiliates	9,235	$80,695	$54,914
Non-Affiliates	5,529	48,633	27,899

Total	14,764	$129,328	$82,813

The weighted average discount per share was 35.97% for shares repurchased during the fiscal year ended September 30, 2021.

4.	Investment Transactions

The cost of securities purchased and proceeds from sales and calls of portfolio securities (in thousands), excluding short-term investments, for the period from October 1, 2021 to March 31, 2022, were as follows:

	Purchases	Sales	Paydowns

Puerto Rico Obligations	$-	$-	$2,724
US Obligations	-	-	-

	$-	$-	$2,724

Puerto Rico Restructuring Plan Developments:

The Plan of Adjustment of the Commonwealth was deemed effective and consummated on March 15, 2022. It included the Employee Retirement System (“ERS”) Stipulation signed on April 2021 whereby the Commonwealth agreed to purchase ERS assets for $373,000,000 to pay the stipulated cash distributions to the ERS bondholders. As a result, the Fund received its pro-rata share of the stipulated cash payment. As a signatory of the stipulation, the Fund also received its pro-rata share of the plan consummation costs.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

Under the ERS stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a trust holding a private equity portfolio owned by ERS. The Fund recognized its pro-rata share of the Private Equity Portfolio as a Plan of Adjustment receivable amounting to $295,246. The Fund did not own any other bonds re-structured by the plan.

5.	Securities Sold Under Repurchase Agreements

Securities sold under repurchase agreements amounted to $29,400,000 at March 31, 2022, and related information is as follows:

Weighted average interest rate at the end of the period	0.39%

Maximum aggregate balance outstanding at any time of the period	$31,200,000

Average balance outstanding during the period	$30,000,945

Average interest rate during the period	0.24%

At March 31, 2022, interest rate on securities sold under repurchase agreements was 0.39%, with a maturity date of April 5, 2022.

At March 31, 2022, investment securities amounting to $30,589,074 were pledged as collateral for securities sold under repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreement with the Fund. Interest payable on securities sold under repurchase agreements amounted to $7,644 at March 31, 2022.

The following table presents the Fund’s repurchase agreements by counterparty and the related collateral pledged by the Fund at March 31, 2022:

Counterparty	Gross Amount of Securities Sold Under Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Repurchase Agreements Available for Offset	Collateral Posted (a)	Net Amount Due To Counterparty (not less than zero)
Goldman Sachs, New York	$29,400,000	$-	$29,400,000	$-

(a) Collateral received or posted is limited to the net securities sold under repurchase agreements liability amounts. See above for actual collateral received and posted.

6.	Short-Term Financial Instruments

The fair value of short-term financial instruments, which includes $29,400,000 of securities sold under repurchase agreements, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities, as these are reasonable estimates of fair values, given the relatively short period of time between origination of the instrument and their expected realization. The securities sold under repurchase agreements are classified as Level 2.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

7.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At March 31, 2022, the Fund had investments with an aggregate fair value of approximately $40,573,160, which were issued or guaranteed by the Commonwealth of Puerto Rico or its subdivisions, including Revenue Bonds. Also, at March 31, 2022, the Fund had investments with an aggregate market value amounting to $106,732,755, which were issued by various municipalities located in the United States and not guaranteed by the U.S. Government.

8.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria, in the opinion of the Investment Adviser, may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government currently remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize the Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that their investments in Puerto Rico securities will constitute at least 20% of their assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

9.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the period, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$ 311,728,818

Gross appreciation	12,885,093
Gross depreciation	(25,200,764)

Net appreciation/(depreciation)	$ (12,315,671)

The Fund’s policy, as stated in the Prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the period from October 1, 2021 to March 31, 2022, the Fund had distributed from ordinary income $4,405,355 for tax purposes. The undistributed net investment income at March 31, 2022, was as follows:

Undistributed net investment income for tax purposes at the beginning of the period	$ 3,986,177
Net investment income for tax purposes	4,237,955
Dividends paid to common shareholders	(4,405,355)

Undistributed net investment income for tax purposes at the end of the period	$ 3,818,777

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at March 31, 2022 were as follows:

Undistributed net investment income for tax purposes at the end of the period	$ 3,818,777
Accumulated net realized loss from investment	(94,270,629)
Unrealized net appreciation from investment	(12,315,671)

Total Distributable Earnings (Accumulated Loss)	$ (102,767,523)

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

10.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result, the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund, to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The securities issued by the Fund and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. When market quotations for securities held by the Fund are not readily available from any such independent dealers, the Administrator is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commences August 19, 2022.

Coronavirus and Public Health Emergencies. Coronavirus and Public Health Emergencies. As of the date of this report, there is an outbreak of a novel and highly contagious form of coronavirus (COVID-19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID-19 continues to spread and mutate, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

11.	Commitments and Contingencies

The Fund, its Board of Directors, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from October 1, 2021 to March 31, 2022 (Unaudited)

not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against the Fund, UBS Financial Services Inc., UBSFS, UBSTC, and all current and certain former Fund directors, alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. On May 5, 2015, the court denied defendants’ motion to dismiss. The Puerto Rico Court of Appeals and the Puerto Rico Supreme Court denied defendants’ petitions for leave to appeal that decision. On August 24, 2016, defendants answered the complaint. In 2021, the parties reached an agreement to settle this matter for $15 million, subject to court approval. The Fund will record its allocable share of the settlement once all contingencies are resolved and the gain is realizable.

12.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

13.	Subsequent Events

Events and transactions from April 1, 2022 through May 27, 2022 (the date the semi-annuals were available to be distributed) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On April 30, 2022, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.02042 per common share, totaling $734,339 and payable on May 10, 2022, to common shareholders of record as of April 30, 2022.

[This page intentionally left blank]

OTHER INFORMATION (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders was held on January 27, 2022 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting are as follows:

1.

Election of Directors. The stockholders of the Fund elected Luis Pellot, Carlos Nido, Vicente León and José J. Villamil to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2025, 2025, 2023 and 2024, respectively, or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Luis Pellot	28,390,352	6,473,270
Carlos Nido	29,860,360	5,003,262
Vicente León	28,728,982	6,134,640
José J. Villamil	28,971,943	5,891,679

1

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

2

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

3

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 6-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

4

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M.Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Cary Alsina1

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

●	Mutual Fund’s units are not bank deposits or FDIC insured.
●	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
●	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

[1]	Ms. Alsina resigned from her position as Assistant Vice President effective on August 13, 2021.

[This page intentionally left blank]

[This page intentionally left blank]

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases by the Tax-Free High Grade Bond Fund for Puerto Rico Residents, Inc. (the “Fund”) for the period October 1, 2021 through March 31, 2022.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)          The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act).

(b)          There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Exhibits.

(a) (1)	Not applicable.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act is filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE HIGH GRADE PORTFOLIO BOND FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:       June 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:       June 3, 2022

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:       June 3, 2022